UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant    ☑
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
HARMONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HARMONIC INC.
549 Baltic Way, Sunnyvale, CA 94089

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Thursday, May 21, 2009

The Proxy Statement, Annual Report on Form 10-K and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/hlit

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please note that this is not a ballot. You cannot use this notice to cast your vote.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2009 to facilitate timely delivery.

Dear Harmonic Inc. Stockholder:
The 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Harmonic Inc. (the “Company”) will be held at the Company’s offices located at 641 Baltic Way, Sunnyvale, California on May 21, 2009, at 8:00 A.M. (PDT).
          Proposals to be considered at the Annual Meeting:
(1)	to elect eight directors to serve until the earlier of the 2010 Annual Stockholders Meeting or until their successors are elected and duly qualified;

(2)	to approve an amendment to the 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares; and

(3)	to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009.
Management recommends a vote “FOR” Items 1, 2 and 3.
The Board of Directors has fixed the close of business on March 23, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number

44504

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.
Directions to attend the annual meeting where you may vote in person can be found at:
www.harmonicinc.com/ah_directions_detail.cfm
Meeting Location:
Harmonic Inc.
641 Baltic Way
Sunnyvale, California 94089
The following material are available for you to review online:
•	the Company’s 2009 Proxy Statement (including all attachments thereto);

•	the Company Annual Report on Form 10-K for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet	http://bnymellon.mobular.net/bnymellon/hlit
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
The Proxy Materials for Harmonic Inc. are available to review at:
http://bnymellon.mobular.net/bnymellon/hlit
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares

44504